First Bancorp July 14, 2026 Acquisition of First Carolina Bancshares Corporation

Important Information Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including those regarding First Bancorp's expectations or predictions of future financial or business performance or conditions. The forward-looking statements are inherently subject to risks and uncertainties. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, expected cost savings, expected impact on future earnings, the Company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by First Carolina Bancshares Corporation's shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the First Bancorp and First Carolina Bancshares Corporation businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Board of Governors of the Federal Reserve and legislative and regulatory actions and reforms. This presentation contains financial information, performance measures and statements that include non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with related earnings releases and Forms 10-Q/K for the respective quarters and period ends, which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of First Bancorp. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of First Bancorp. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP. Non-GAAP Measures 2

Transaction Summary

Buyer

- First Bancorp ("FBNC"), parent company of First Bank
- Southern Pines, NC
- Established 1935

Seller

- First Carolina Bancshares Corporation ("First Carolina"), parent company of Carolina Bank & Trust ("Carolina Bank")
- Florence, SC
- Established 1936

Consideration

- 1,967,017 shares issued to First Carolina shareholders
- Approximately $40 million in cash
- ~75% stock / 25% cash consideration

Transaction Value & Multiples

	LOI[1]	Today[2]
Transaction Value ($M)	$160 Million	$166 Million
Transaction Value / Tangible Common Equity	1.47x	1.53x
Pay-to-Trade Ratio	~69%	~68%
Transaction Value / 2027E Earnings	11.5x	11.9x
Transaction Value / 2027E Earnings + Fully-Phased Cost Savings	8.8x	9.1x

Pro Forma Ownership

- Approximately 95% FBNC / 5% First Carolina

Leadership & Governance

- Rick Beasley, Carolina Bank Chairman and CEO, and Bubba DeMaurice, Carolina Bank CFO, will retire upon consummation of the transaction
- Brian Falcone, James Morphis and Vera Herbert will remain with First Bank in local leadership roles

Required Approvals

- First Carolina shareholder approval and customary regulatory approvals
- Expected closing in late Q4'26 or early Q1'27
- Systems integration scheduled for Q1'27

(1) Based upon a FBNC closing 10-Day Volume Weighted Average Price of $60.88 as of 6/23/26 and 135,339 First Carolina shares outstanding.
(2) Based upon a FBNC closing spot price of $64.22 as of 7/13/26 and 135,339 First Carolina shares outstanding.

FIRST BANK

3

Transaction Highlights

Deepening South Carolina franchise

- *Increases South Carolina deposit base by over 50% and doubles branch footprint in the state*[1]
- *Top 10 pro forma deposit market share in South Carolina; #2 pro forma deposit market share in Pee Dee Region*

Familiar community banking cultures

- *Carolina Bank chartered in 1936*
- *Experienced bankers (average tenure ~17 years) serving longstanding customers (average DDA account age ~15 years)*

Partnering with a top financial performer

- *Carolina Bank has the strongest LTM ROAA among South Carolina peers with 1.60%*[2]
- *Strong core funding base with 1.47% 1Q'26 cost of deposits and no borrowings*[2]

Compelling financial results

- *Low single-digit EPS accretion; ~1% TBV dilution with less than 2-year earnback; 20%+ IRR*
- *Strong pro forma capital ratios maintain future optionality to grow the bank and increase earnings*

Accretive to First Bancorp operating results

- *Additional scale improves projected Efficiency Ratio, ROAA and ROATCE*
- *Grows AUM of FB Wealth Management by ~15%*

FIRST BANK

Data Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of 6/30/25.
(1) Based on FDIC Summary of Deposits as of 6/30/25 and excludes any potential branch closures following the consummation of the transaction.
(2) Represents bank-level Call Report data as of and for the three months and twelve months ended 3/31/26.

4

Overview of Carolina Bank

Franchise Highlights

- Founded in 1936 and currently in 4th generation of family ownership and operation
- One of 15 remaining South Carolina banks between $700 million to $5 billion in assets[1]
- Established operational footprint in the Pee Dee Region of South Carolina

Financial Highlights[2]

Summary Balance Sheet Information

$831M	$596M	$714M	83.5%
Assets	Loans	Deposits	Loans / Deps.

Profitability Highlights

1.47%	3.98%	1.60%	46.9%
1Q'26 Cost Of Deposits	1Q'26 NIM	ROAA	Efficiency Ratio

Asset Quality & Capital

0.59%	1.36%	13.1%
NPAs / Assets	Reserves / Loans	TCE / TA


85
Greenville
Chesterfield County
Marlboro County
Columbia
20
South Carolina
Myrtle Beach
95
Charleston
Darlington
Florence
Carolina Bank (14)

Carolina Bank Deposit Market Share by County / Region[3]

County	Mkt. Rank	Comm. Bank Rank[4]	Branches	Deposits ($000)	Mkt. Share (%)	% of Franchise
Darlington County, SC	1	1	5	216,224	26.7%	30.9%
Florence County, SC	8	3	4	214,680	6.2%	30.7%
Chesterfield County, SC	2	1	2	149,698	26.6%	21.4%
Marlboro County, SC	3	1	1	74,412	25.8%	10.6%
Marion County, SC	4	2	1	31,272	4.7%	4.5%
Horry County, SC	19	8	1	12,465	0.1%	1.8%
Pee Dee Region, SC[5]	3	1	13	686,286	10.9%	98.2%

Data Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of 6/30/25, Pee Dee Regional Council of Governments.
(1) Includes banks and bank holding companies headquartered in South Carolina; excludes non-traditional business models and announced merger targets.
(2) Represents bank-level Call Report data as of and for the twelve months ended 3/31/26 unless otherwise noted.
(3) Based on FDIC Summary of Deposits as of 6/30/25 and excludes any potential branch closures following the consummation of the transaction.
(4) Includes banks with less than $10 billion in assets.
(5) Includes the following six counties as defined by the Pee Dee Regional Council of Governments: Chesterfield, Darlington, Dillon, Florence, Marion and Marlboro.

FIRST BANK
5

1.18% 1.26% 1.49% 1.45% 1.51% 1.60% 2021 2022 2023 2024 2025 Q1'26 LTM 3.91% 3.75% 4.10% 3.97% 4.08% 3.98% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 1.74% 1.78% 1.68% 1.66% 1.55% 1.47% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 38.2% 35.7% 26.2% 23.0% 27.4% 26.6% 2021 2022 2023 2024 2025 Q1'26 57.0% 50.8% 48.6% 50.4% 48.7% 46.9% 2021 2022 2023 2024 2025 Q1'26 LTM 1.61% 1.75% 2.14% 2.09% 2.20% 2.30% 2021 2022 2023 2024 2025 Q1'26 LTM Carolina Bank Financial Highlights 6 Pre-Tax, Pre-Provision ROAA ROAA Efficiency Ratio NIB Deposits / Deposits Cost of Deposits NIM Data Source: S&P Global Market Intelligence. Note: Bank-level Call Report data shown for all presented periods. (1) Represents Q1’26 / Q1’26 LTM rank vs. 15 selected banks and bank holding companies headquartered in South Carolina with assets between $700 million - $5 billion (inclusive of Carolina Bank); excludes announced merger targets and banks with non-traditional business models. Consolidated data shown for peers if available; if consolidated data is not available, bank-level Call Report data shown. Profitability metrics tax-effected at 21% for S-Corps where applicable. #4 Rank(1) #4 Rank(1) #4 Rank(1) #2 Rank(1) #1 Rank(1) #1 Rank(1)

The Pee Dee Region of South Carolina

The Pee Dee Region, as defined by the Pee Dee Regional Council of Governments, comprises six counties (Chesterfield, Darlington, Dillon, Florence, Marion and Marlboro) and is South Carolina's northeastern inland economic core, covering roughly ~3,535 square miles with a combined population of ~325,500 residents


85
Charlotte
Fayetteville
Greenville
85
77
Chesterfield
Marlboro
95
40
Darlington
Dillon
20
Marion
Wilmington
Columbia
Florence
Myrtle Beach
26
95
Charleston
Core Pee Dee Counties

$6.9B	5.2%	~$3.4B	<150 Mi.
Total Deposits	GDP Growth (2024)	Manufacturing GDP (2024)	Charlotte, NC Columbia, SC Wilmington, NC Charleston, SC

Notable Economic Drivers



Inland Port (Dillon)(1)

- Opened in 2018 along I-95, Inland Port Dillon set a record 48,000+ rail moves in 2025 with direct CSX access to Port of Charleston
- Generated a $9.7 billion annual regional economic impact as of 2023, has supported ~29,000 jobs and over $1.9 billion in labor income



Florence-Darlington & Northeastern Technical Colleges(2)

- The Region's two technical colleges – FDTC and NETC – collectively serve 8,000+ students with 90%+ job placement rates
- FDTC's Southeastern Institute of Manufacturing & Technology serves as the Region's premier advanced manufacturing workplace pipeline

Large Employers in The Region

HARBOR FREIGHT
HONDA
PFG Performance Food Group
SONOCO
amazon
SOUTH CAROLINA PORTS
AESC

FIRST BANK

Data Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of 6/30/25, Pee Dee Regional Council of Governments, South Carolina Ports, Chmura Economics & Analytics, U.S. Census Bureau.
(1) Data per South Carolina Ports Report entitled "Economic Impact of the South Carolina Ports Authority: Statewide and Regional Economic Analysis" (2023) and South Carolina Ports article entitled "Inland Port Dillon posts record rail moves for 2025" (January 20, 2026).
(2) Data per Pee Dee Regional Council of Governments report entitled "Comprehensive Economic Development Strategies (2023-2027)".

7

Key Transaction Assumptions and Summary Impact

Key Transaction Assumptions[1]

- ~75% stock / 25% cash consideration
- FBNC earnings assumptions per consensus estimates through 2027 with ~7% earnings growth thereafter
- Carolina Bank earnings assumptions per internal projections (~5% annual balance sheet growth / ROAA in-line with LTM performance)
- Cost savings of 30% of Carolina Bank's noninterest expense; 75% realized in 2027 and 100% thereafter
- Assumes Carolina Bank's securities portfolio is sold and reinvested at 4.25%
- Allowance for credit losses of $10.9 million or 1.75% of Carolina Bank's loans at closing
- Loan interest rate mark of $12.5 million or 2.0% of Carolina Bank's loans at closing, accreted into earnings over 6 years using the sum-of-the-years digits method
- Fixed asset write-up of $4.5 million
- Core deposit intangible of 3.00% of non-time deposits, amortized over 10 years using the sum-of-the-years digits method
- $15.8 million of after-tax merger charges, fully reflected in TBV dilution at closing
- Assumes 22% marginal tax rate

Estimated Financial Impact

Key Transaction Impacts to FBNC

Fully-Phased EPS Accretion	~3%
Initial TBV Dilution	~1%
TBV Earnback (Crossover)[2]	1.7 Years

Pro Forma Capital Ratios at Close[3]

TCE / TA	10.1%
Leverage Ratio	11.8%
CET1 Ratio	14.7%
Tier 1 Ratio	15.4%
Total Risk Based Capital Ratio	16.7%

(1) Preliminary estimates – subject to change.
(2) Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FBNC tangible book value per share. Inclusive of all transaction costs.
(3) Pro forma capital ratios shown at the holding company level.

FIRST BANK

8

1.6% First Bank: The Bank of The Carolinas Pro Forma Financial Highlights(1) $13.8B Assets $9.4B Gross Loans $11.7B Deposits 1.6% 2027E ROAA 15% 2027E ROATCE 47% 2027E Eff. Ratio Data Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of 6/30/25. (1) Pro Forma balance sheet figures exclude purchase accounting adjustments and represents FBNC consolidated and Carolina Bank bank-level Call Report data as of 3/31/26. Pro Forma profitability figures include purchase accounting adjustments and assumes cost savings are fully-phased. (2) Profitability estimates shown for selected major-exchange traded banks with assets between $10B - $100B headquartered in AL, AR, FL, GA, LA, MS, NC, SC and TN; excludes broker dealers and banks without consensus analyst estimates. FBNC figures pro forma for Carolina Bank purchase accounting adjustments and assumes cost savings are fully-phased. 95 85 20 77 95 Charleston Columbia Greenville Myrtle Beach Wilmington Morehead City GreensboroWinston Salem Charlotte Asheville Raleigh Florence Carolina Bank (14) FBNC (113) Darlington Southeast Banks’(2) 2027E Profitability 9 ROAA ROATCE Efficiency Ratio 15% 47%

With A Strong Market Presence in The Region

Only bank under $100 billion in assets with top 10 market share in both North Carolina and South Carolina

North Carolina

Rank	Institution (ST)	Branches	Deps. ($M)	Mkt. Sh. (%)
1	Bank of America Corporation (NC)	108	333,235	45.9%
2	Truist Financial Corp. (NC)	276	125,282	17.2%
3	First Citizens BancShares Inc. (NC)	199	85,351	11.8%
4	Wells Fargo & Co. (CA)	217	61,150	8.4%
5	Live Oak Bancshares Inc. (NC)	1	12,636	1.7%
6	The PNC Finl Svcs Grp (PA)	100	11,463	1.6%
7	**First Bancorp (NC)**	**100**	**9,514**	**1.3%**
8	F.N.B. Corp. (PA)	94	8,911	1.2%
9	Fifth Third Bancorp (OH)	87	7,676	1.1%
10	First Horizon Corp. (TN)	78	7,099	1.0%
11	Pinnacle Financial Partners (GA)	48	6,936	1.0%
12	Banc California Inc. (CA)	1	5,722	0.8%
13	TowneBank (VA)	24	5,411	0.7%
14	Southern BancShares (NC) (NC)	46	3,811	0.5%
15	Fidelity BancShares (N.C.) Inc (NC)	53	3,763	0.5%

South Carolina

Rank	Institution (ST)	Branches	Deps. ($M)	Mkt. Sh. (%)
1	Bank of America Corporation (NC)	61	19,437	15.0%
2	Wells Fargo & Co. (CA)	102	17,154	13.2%
3	Truist Financial Corp. (NC)	95	14,133	10.9%
4	First Citizens BancShares Inc. (NC)	114	12,310	9.5%
5	SouthState Bank (FL)	82	11,371	8.8%
6	The Toronto-Dominion Bank (CAN)	50	6,976	5.4%
7	Pinnacle Financial Partners (GA)	50	6,500	5.0%
8	United Community Banks Inc. (SC)	36	3,587	2.8%
9	Southern First Bancshares Inc (SC)	8	2,782	2.1%
	Pro Forma FBNC / Carolina Bank	**27**	**2,038**	**1.6%**
10	Anderson Bancshares (SC)	28	1,986	1.5%
11	United Bankshares Inc. (WV)	25	1,829	1.4%
12	Coastal Carolina Bcshs Inc. (SC)	15	1,752	1.3%
13	First Community Corp. (SC)	19	1,647	1.3%
14	South Atlantic Bancshares Inc. (SC)	12	1,619	1.2%
15	CNB Corp. (SC)	16	1,613	1.2%
17	**First Bancorp (NC)**	**13**	**1,339**	**1.0%**
28	**Carolina Bank (SC)**	**14**	**699**	**0.5%**

Pee Dee Region[1]

Rank	Institution (ST)	Branches	Deps. ($M)	Mkt. Sh. (%)
1	First Citizens BancShares Inc. (NC)	13	1,385	22.0%
	Pro Forma FBNC / Carolina Bank	**16**	**1,158**	**18.4%**
2	Wells Fargo & Co. (CA)	7	943	15.0%
3	**Carolina Bank (SC)**	**13**	**686**	**10.9%**
4	Anderson Bancshares (SC)	11	587	9.3%
5	SouthState Bank (FL)	5	563	8.9%
6	Citizens Bancshares Corp. (SC)	9	482	7.7%
7	**First Bancorp (NC)**	**3**	**472**	**7.5%**
8	Colony Bankcorp, Inc. (GA)	2	390	6.2%
9	Truist Financial Corp. (NC)	2	245	3.9%
10	The Toronto-Dominion Bank (CAN)	1	169	2.7%
11	Pinnacle Financial Partners (GA)	1	96	1.5%
12	Darlington County Bcshs Inc. (SC)	2	93	1.5%
13	First Palmetto Financial Corp. (SC)	2	68	1.1%
14	The PNC Finl Svcs Grp (PA)	1	46	0.7%
15	Pee Dee Federal Savings Bank (SC)	1	29	0.5%

Data Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of 6/30/25, Pee Dee Regional Council of Governments.
Note: Based on FDIC Summary of Deposits as of 6/30/25 and excludes any potential branch closures following the consummation of the transaction. Deposit market share figures exclude banks with $0 in deposits.
(1) Includes the following six counties as defined by the Pee Dee Regional Council of Governments: Chesterfield, Darlington, Dillon, Florence, Marion and Marlboro.

FIRST BANK

10

Appendix

Carolina Bank – Historical Financial Highlights

Dollars in Thousands	For the Fiscal Year Ended 12/31, 2021	2022	2023	2024	2025	YTD, 3/31/26
Balance Sheet						
Total Assets	$749,136	$790,549	$750,636	$784,699	$886,375	$830,628
Gross Loans (Excl. HFS)	415,235	495,306	538,214	582,865	588,349	596,356
Deposits	667,152	704,417	655,634	682,454	774,283	714,093
Tangible Common Equity	76,686	80,743	89,248	95,924	105,502	108,838
Gross Loans (Excl. HFS) / Deposits	62.2%	70.3%	82.1%	85.4%	76.0%	83.5%
NIBs / Deposits	38.2	35.7	26.2	23.0	27.4	26.6
Capital						
Tangible Common Equity / Tangible Assets	10.2%	10.2%	11.9%	12.2%	11.9%	13.1%
Tier 1 Leverage Ratio	10.9	11.2	12.8	13.1	12.6	13.0
Tier 1 Capital Ratio	20.2	18.4	18.3	18.2	19.9	20.2
Total Capital Ratio	21.5	19.7	19.5	19.4	21.2	21.5
Asset Quality						
NPAs / Assets	0.57%	0.48%	0.67%	0.68%	0.51%	0.59%
Reserves / NPLs	154.5	189.7	144.5	174.0	179.3	165.6
Reserves / Loans	1.54	1.45	1.35	1.37	1.39	1.36
NCOs / Average Loans	-	0.03	0.28	0.10	0.33	0.23
Income Statement						
Net Interest Income	$20,551	$24,205	$27,481	$28,087	$31,213	$8,302
Provision Expense	500	900	1,550	1,300	2,075	300
Noninterest Income	3,304	3,842	3,906	3,419	3,641	854
Noninterest Expense	13,627	14,261	15,282	15,906	16,989	4,107
Pre-Tax Income	9,728	12,886	14,555	14,300	15,790	4,749
Net Income	$7,496	$9,944	$11,198	$10,857	$12,293	$3,603
Profitability Ratios						
Net Interest Margin	3.18%	3.15%	3.78%	3.91%	3.98%	3.98%
Cost of Deposits	0.16	0.26	1.02	1.66	1.66	1.47
Efficiency Ratio	57.0	50.8	48.6	50.4	48.7	44.8
Non-Interest Income / Avg. Assets	0.52	0.49	0.52	0.46	0.45	0.40
Non-Interest Expense / Avg. Assets	2.15	1.81	2.03	2.13	2.09	1.91
ROAA	1.18	1.26	1.49	1.45	1.51	1.67
ROATCE	10.2	12.9	13.2	11.7	12.2	13.5

Data Source: S&P Global Market Intelligence.
Note: Bank-level Call Report data shown for all presented periods.

FIRST BANK

12

Pro Forma Loan and Deposit Composition

Strong and Diversified Loan Portfolio

FBNC


Consumer & Other 4.6%
C&D 9.3%
C&I 7.9%
Multifamily 6.2%
1-4 Family 19.7%
$8.8B
HELOC 4.1%
Non-OOCRE 32.8%
OOCRE 15.4%

MRQ Loan Yield: 5.58%
C&D / TRBC Ratio: 53%
CRE / TRBC Ratio: 278%

Carolina Bank


Consumer & Other 1.9%
C&D 5.6%
C&I 16.7%
Multifamily 1.1%
1-4 Family 28.7%
$0.6B
Non-OOCRE 21.9%
HELOC 2.2%
OOCRE 21.8%

MRQ Loan Yield: 6.03%
C&D / TRBC Ratio: 28%
CRE / TRBC Ratio: 144%

Pro Forma[1]


Consumer & Other 4.5%
C&D 9.1%
C&I 8.5%
Multifamily 5.9%
1-4 Family 20.3%
$9.4B
HELOC 4.0%
Non-OOCRE 32.1%
OOCRE 15.8%

Attractive Core Deposit Base

FBNC


Time 7.3%
Noninterest-Bearing Deposits 32.7%
$11.0B
MMDA & Savings 46.8%
Other Transaction Accts. 13.3%

MRQ Cost of Deposits: 1.26%

Carolina Bank


Time 12.2%
Noninterest-Bearing Deposits 26.6%
$0.7B
MMDA & Savings 33.8%
Other Transaction Accts. 27.4%

MRQ Cost of Deposits: 1.47%

Pro Forma[1]


Time 7.6%
Noninterest-Bearing Deposits 32.3%
$11.7B
MMDA & Savings 46.0%
Other Transaction Accts. 14.1%

Data Source: S&P Global Market Intelligence
Note: FBNC Y-9C data and Carolina Bank bank-level Call Report data shown for portfolio composition and regulatory capital ratios as of the three months ended 3/31/26. 1-4 Family loan category includes Closed-End 1-4 Family loans. FBNC yield and cost figures represent GAAP data as of the three months ended 3/31/26.
(1) Pro forma totals exclude purchase accounting adjustments.

FIRST BANK
13

Additional Information 14 Additional Information About the Proposed Transaction and Where to Find It This communication is being made in respect of the proposed transaction involving First Bancorp and First Carolina Bancshares Corporation. This material is not a solicitation of any vote or approval by the shareholders of First Carolina Bancshares Corporation and is not a substitute for the proxy statement/prospectus or any other documents which First Carolina Bancshares Corporation may send to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed transaction, First Bancorp intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of First Carolina Bancshares Corporation and a prospectus of First Bancorp, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider First Bancorp’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. First Carolina Bancshares Corporation will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF FIRST CAROLINA BANCSHARES CORPORATION ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about First Bancorp at the SEC’s website www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by First Bancorp on its website at www.localfirstbank.com. First Bancorp, First Carolina Bancshares Corporation and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of First Carolina Bancshares Corporation’s shareholders in connection with the proposed transaction. Information about First Bancorp’s directors and executive officers and their ownership of First Bancorp common stock is set forth in the proxy statement for First Bancorp’s 2026 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 19, 2026. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of First Carolina Bancshares Corporation’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.